The patient investor

QUARTERLY REPORT: 12/31/20

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 12/31/20

	4Q20	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	31.56%	10.02%	5.80%	9.66%	10.04%	11.00%

Russell 2500TM Value Index	28.51	4.88	4.34	9.43	9.33	10.76

Russell 2500TM Index	27.41	19.99	11.33	13.64	11.97	10.98

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	10.78

* The inception date for Ariel Fund is 11/06/86. Average annual total returns as of 12/31/20

	4Q20	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	23.57%	7.36%	4.79%	8.33%	9.36%	10.29%

Russell Midcap® Value Index	20.43	4.96	5.37	9.73	10.49	11.04

Russell Midcap® Index	19.91	17.10	11.61	13.40	12.41	11.48

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	10.23

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM	3

DEAR FELLOW SHAREHOLDER:

By every measure, the stock market managed a stunning comeback as a humbling year came to a close. In the midst of the pandemic’s harrowing second wave, the Dow Jones Industrial Average strutted right through the 30,000 mark—notching another in a series of all-time highs. Meanwhile, markets near and far rallied on high hopes for post-pandemic economies as vaccines won approval and inoculations began. In a pronounced shift, value stocks outperformed growth, and smaller companies did better than their large cap brethren. The tide turned in Ariel’s favor.

Our fourth quarter gains were significant and capped off a strong year—especially when compared to our primary value benchmarks. In varying degrees of magnitude, our Consumer Discretionary names were our biggest contributors across both Funds, while our Financial holdings languished. For the full year, the story is completely different. Consumer stocks cost us the most. Meanwhile, Healthcare and Financials were large contributors to Ariel Fund, whereas Financials and Real Estate drove gains in Ariel Appreciation Fund.

BEAR MARKET BUYING

With the market in free fall, we methodically walked through what we were seeing, thinking and doing in our first quarter 2020 letter. Our tone was measured but positive. We wrote, “When there is indiscriminate selling—like we have seen recently—we must prioritize the opportunities at hand with a clear eye on avoiding any permanent loss of capital.”1 We continued, “With new ideas in abundance, there is no need to stretch… If our view proves correct, today’s buys will be very profitable.”2 Little did we know how fast our forecasts would come to fruition.

Ultimately two scenarios played out: companies that experienced a strong and swift rebound; and companies that have come off lows but remain poised for a recovery. This duality suggests that despite our strong run, it is reasonable to assume there is more upside to come.

There was a bevy of buying and selling in that first quarter—among other names, we detailed our purchase of Envista Holdings Corporation (NVST), a dominant global dental supplier that had been spun out of Danaher Corporation, a global science and technology conglomerate. The action continued in the second quarter, when we began to accumulate shares of Core Laboratories NV (CLB) as well as Madison Square Garden Entertainment Corporation (MSGE) which was a spin out from another holding that we subsequently sold, Madison Square Garden Sports Corporation (MSGS). In the fourth quarter, we steadily increased our position in Nielsen Holdings PLC (NLSN). While Envista and Core Labs were both contributors for the year, Nielsen and MSGE were detractors. Our considerations and actions throughout such an eventful year, as well as the subsequent performance of these companies—two that soared and two that we believe will soar—illustrate our approach to long-term, patient investing.

“Ultimately two scenarios played out: companies that experienced a strong and swift rebound; and companies that have come off lows but remain poised for a recovery.”

OUR STORYBOARD

From the moment we initiated our position, Envista has been a portfolio favorite. The genesis of this name is the result of excellent, original work by our healthcare analyst, Sabrina Carollo. Previously, we owned Sybron Dental when it was acquired by Danaher, which gave us insight into the industry. While many were concerned about the understandable falloff in dentist visits during the pandemic, we acknowledged the near-term earnings challenges but concluded this industry leader would quickly recover given pent-up demand. Envista serves over one million

[1]	Hobson, Mellody and Rogers, John W. “Unprecedented 4.0,” The Patient Investor. March 31, 2020.
[2]	Hobson, Mellody and Rogers, John W. “Unprecedented 4.0,” The Patient Investor. March 31, 2020.

4	SLOW AND STEADY WINS THE RACE

dentists in over 150 countries, with products that cover approximately 90% of a dentist’s needs. As people keep their teeth longer and become increasingly concerned about their appearance, more money will be spent on cosmetic dentistry. Not to mention, the industry’s significant regulatory hurdles create hefty barriers to entry. Envista wisely donates products to dental schools and offers continuing education so that dentists become captive customers who are less apt to switch providers. We were accumulating Envista shares as low as $11.16 on March 19th. It closed out the year at $33.73. While its return off the low is significant, the company still sells at a discount to our estimate of its private market value.

Core Laboratories is a stock that moved so fast, we were not quite able to build out the full position we wanted. Still, we are satisfied. As the old adage goes, “pigs get fat and hogs get slaughtered.” The company provides geological analysis and drilling techniques to major oil and gas companies. These customers outsource those efforts because they have no desire to carry geologists on their payrolls or allocate the capex for labs. Speaking of labs, the company has more than 70 offices in more than 50 countries—every major oil-producing province in the world. As energy prices crashed with decreasing demand due to the global pandemic shutdown, Saudi Arabia and Russia compounded the turmoil by increasing output. In the midst of this chaos, the company ousted its longtime CEO and installed a new leader.

We have closely and patiently followed Core Labs for more than 15 years, so as its share price cratered, we took our time in assessing this opportunity based on our past “misses” in the Energy sector. Well aware that we had not showered ourselves in glory with some of our prior picks, we wanted to be sure that we would not be burned if we touched the stove again. As we performed our research, it was clear Core Labs was compelling. The stock had plummeted from a high of over $200 a share in 2014 to $10.45 at the time of our April 8th research report. Despite the prevailing bear story including some mild concerns around the company’s ability to finance its balance sheet, the business was not capital intensive and it generated a significant amount of free cash flow. After speaking to the new CEO—who told us we were one of few callers—we were convinced the bad news was more than priced in and the upside looked great. The stock price closed out the year at $26.51.

Madison Square Garden Entertainment is the perfect example of a company on pause while its world-renowned venues are temporarily shuttered during the pandemic. As a result, the market is suspended in a wait-and-see mode until live entertainment and sporting events return to New York’s famed “Garden” and Radio City Music Hall, as well as the Chicago Theatre and TAO amongst other properties. Until then, the company must deftly manage through a zero-revenue business environment. It does not help that the pandemic’s timing coincided with the construction of the company’s $1.7 billion Sphere—a first-of-its-kind, live music and entertainment venue that seeks to capitalize on an antiquated Las Vegas venue market. After the company split from what became Madison Square Garden Sports, its stock floundered on fears the Sphere’s costs would drain capital. From our perspective, the market had this wrong—especially with the stock roughly trading at the equivalent of its real estate (less corporate expenses) and just over $59 in net cash per share on its balance sheet. MSGE could weather the storm. Going forward, we believe the company will continue to directly benefit from the ongoing shift in consumer preferences from material items to experiences. While the future may not look exactly like the pre-pandemic past, consumer interest in concerts, theatre, sports and other forms of live entertainment should meaningfully recover in a post-vaccine world—as should MSGE’s shares.

In a similar vein, we believe Nielsen Holdings PLC continues to present a compelling opportunity. The stock languished until the bottom fell out for no apparent reason. The abrupt price dislocation enabled us to buy shares in size. The company’s television ratings are the de facto currency for media and advertising decisions totaling hundreds of billions of dollars globally. Nielsen’s consumer

ARIELINVESTMENTS.COM	5

purchase data is unmatched in scope and scale and remains mission-critical information for the world’s leading consumer packaged goods players. Lately, its languishing share price reflects a company attempting a turnaround in an industry that is being disrupted. In terms of coronavirus impact, the overall business is resilient and highly recurring, but there are discretionary businesses around the edges that are feeling the pain from tighter budgets and unique situations, like limited live sports. While leverage on its balance sheet heightens the degree of difficulty, the company is fast-tracking its cost cutting and efficiency efforts to preserve margins and liquidity. Recent headwinds have reignited long-standing bear arguments that increasing consumer fragmentation poses an existential threat to the business. By contrast, we believe fragmentation makes Nielsen’s total audience measurement data more valuable. Spinning off the challenged Connect business which measures grocery sales was a good move since the area is fraught with competition and scalability issues. Early indications are that Wall Street agrees, as Nielsen shares continue to recover from their summer lows. With the stock more or less flat over the last twelve months, we believe more value is likely to be unlocked in the years to come.

A BRAVE NEW WORLD

As we write we have embarked upon a New Year, a new administration, with talks of new stimulus and more new vaccines. Additionally, in recent months, we have witnessed new stock market leadership with smaller companies and value shares finally getting some sun. While there is no way to know what lies ahead, we are convinced our strong performance in 2020 does not disqualify us for continued outperformance. In fact, after growth’s 13-year run helped by low interest rates, we believe beleaguered value shares are poised for a multi-year recovery as inflation heats up and interest rates are likely to rise.

PORTFOLIO COMINGS AND GOINGS

We did not purchase any new names or eliminate any holdings in Ariel Fund during the quarter. Although we did not initiate any new positions in Ariel Appreciation Fund, we sold cruise line company, Carnival Corp (CCL), to pursue more attractive opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

6	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	39.97	17.90	15.83	17.01

Financials	20.11	20.42	13.67	10.07

Industrials	14.71	19.68	18.28	13.74

Health care	8.68	6.02	15.30	12.86

Real estate	6.26	11.82	8.16	2.42

Utilities	3.25	4.33	3.23	2.97

Consumer staples	2.38	3.32	3.07	5.67

Energy	1.91	3.86	3.26	2.28

Basic materials	1.79	5.20	3.99	1.79

Technology	0.00	6.32	13.81	27.58

Telecommunications	0.00	1.16	1.41	3.62

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	31.56	10.02	5.80	9.66	10.04	8.52	11.00

Ariel Fund–Institutional Class+	31.67	10.37	6.13	9.99	10.35	8.68	11.09

Russell 2500TM Value Index	28.51	4.88	4.34	9.43	9.33	8.93	10.76

Russell 2500TM Index	27.41	19.99	11.33	13.64	11.97	9.44	10.98

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	7.47	10.78

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.04%

Institutional Class	0.72%

Top ten equity holdings (% of net assets)

1.	Mattel, Inc.	4.1	6.	Madison Square Garden Entertainment	3.8
2.	Mohawk Industries, Inc.	4.1	7.	ViacomCBS, Inc.	3.7
3.	Nielsen Holdings plc	4.1	8.	Envista Holdings Corp.	3.7
4.	Lazard Ltd., Class A	3.9	9.	Interpublic Group of Cos., Inc.	3.7
5.	MSG Networks, Inc.	3.9	10.	JLL	3.7

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM	7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	32.40	14.83	11.13	10.07

Consumer discretionary	25.42	16.76	16.19	17.01

Health care	13.60	7.21	11.77	12.86

Industrials	13.26	19.61	18.10	13.74

Consumer staples	5.92	4.62	4.52	5.67

Utilities	3.22	8.33	5.36	2.97

Real estate	1.98	10.32	7.58	2.42

Energy	0.98	4.00	3.08	2.28

Technology	0.00	8.30	17.22	27.58

Basic materials	0.00	4.29	3.24	1.79

Telecommunications	0.00	1.73	1.80	3.62

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/20

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	23.57	7.36	4.79	8.33	9.36	8.28	10.29

Ariel Appreciation Fund–Institutional Class+	23.69	7.70	5.12	8.67	9.67	8.43	10.39

Russell Midcap® Value Index	20.43	4.96	5.37	9.73	10.49	9.27	11.04

Russell Midcap® Index	19.91	17.10	11.61	13.40	12.41	9.44	11.48

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	7.47	10.23

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/20)

Investor Class	1.15%

Institutional Class	0.84%

Top ten equity holdings (% of net assets)

1.	Northern Trust Corp.	4.1	6.	Aflac, Inc.	3.5
2.	Lazard Ltd., Class A	3.7	7.	Goldman Sachs Group, Inc.	3.5
3.	Mattel, Inc.	3.7	8.	BOK Financial Corp.	3.4
4.	Interpublic Group of Cos., Inc.	3.6	9.	The Charles Schwab Corp.	3.3
5.	Envista Holdings Corp.	3.5	10.	Stericycle, Inc.	3.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8	SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy Vice Chairman Portfolio Manager

Average annual total returns as of 12/31/20

	4Q20	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	21.62%	6.90%	5.21%	10.15%	8.30%	5.97%

Russell 1000® Value Index	16.25	2.80	6.07	9.74	10.50	7.44

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	9.94

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund recorded strong performance on both an absolute and relative basis for the fourth quarter ending December 31, 2020. The Fund significantly outperformed its primary benchmark and the broader market in the quarter returning +21.62% compared to +16.25% for the Russell 1000 Value Index and +12.15% for the S&P 500. For the full year, Ariel Focus Fund increased +6.90%, outperforming the Russell 1000 Value which added +2.80%. Meanwhile, the S&P 500 increased +18.40% buoyed by large weights in technology stocks.

PORTFOLIO PERFORMANCE

During the quarter, 30 out of 31 of our portfolio companies increased in value. Only Lockheed Martin Corporation

(LMT) declined a modest -6%. The three largest contributors were Madison Square Garden Entertainment (MSGE), ViacomCBS Inc (VIAC), and Nielsen Holdings Plc. (NLSN). The three companies contributing the least were Lockheed Martin Corporation, BorgWarner Inc. (BWA) and Walgreen’s Boots Alliance (WBA), a new position initiated in the quarter.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM	9

Madison Square Garden Entertainment surged +53% during the quarter and is our largest holding as we go to print. MSGE owns trophy real estate assets including Madison Square Garden, Radio City Music Hall and the Beacon Theater in New York, as well as the Chicago Theatre. In Las Vegas, the company is constructing a new entertainment venue called the Sphere with a similar facility planned for London. In our previous two letters, we discussed the investment opportunities that arose during the COVID-19 pandemic. Companies whose short-term results were hit hard by the economic lockdown but with businesses that would recover in a postvaccine economy. Much of MSGE’s business came to a halt as fans were prohibited from attending New York Knicks games, concerts or Rockette holiday shows. This year, with consumers itching to get out of their homes, we expect to see pent-up demand for sports and live entertainment. Not to mention, high quality real estate has historically increased in value during periods of increasing inflation, a trend we expect to see in coming years.

Like MSGE, ViacomCBS Inc. saw a sharp revenue drop in response to the COVID-19 lockdown. Advertisers cut television spending; sporting events like the Masters and NCAA Final Four were cancelled; and highly anticipated Paramount movies like Top Gun: Maverick were postponed. At the peak of pessimism, VIAC’s stock traded at a remarkable price/earnings ratio of 2.0x in March. The company became our largest holding during the quarter as its shares returned +34%. After a strong run, we have trimmed our position modestly but still believe its shares are undervalued given its library and a growing direct-to-consumer channel rebranded as Paramount+.

In November, Nielsen Holdings plc announced it would sell its Global Connect business to Advent for $2.7 billion. This was excellent news as the market was anticipating hundreds of millions of dollars in additional costs from a separation of the company into two public stocks. The so-called “negative synergy” of the restructuring now goes away. In addition, in December Nielsen announced “Nielsen One,” a single solution to measure audiences across platforms. This new Nielsen score will measure the number of viewers for a show independent of whether seen on traditional television or mobile device. If successful, Nielsen One would undermine the bear case of Nielsen’s future irrelevancy in a world of cord cutting and direct-to-consumer viewership. Were Nielsen to return to its undisputed position as the leading currency in media advertising, we would expect the shares to trade well in excess of its current P/E ratio of 13 times future earnings.

Lockheed Martin Corporation declined -7% in the quarter. Generally, the market expects less defense spending under Democratic administrations. Furthermore, defense stocks are considered “safe/non-cyclicals” less harmed by the COVID-19 economic downturn and less buoyed by an economic reopening. As a result, Lockheed outperformed the market as we went into the downturn in March but underperformed as we rallied in the fall and winter.

BorgWarner, Inc. was essentially flat in the quarter, underperforming a strong market. Many believe BWA will be hurt by a transition from gas powered cars to electric vehicles (“EV’s”). The company’s turbochargers and powertrain products rely on intellectual property tied to petroleum-based technology. Although the company has worked hard to increase its market share in the EV powertrain market, particularly with the acquisition of Delphi Technologies, we believe the company does have negative exposure to the rapid conversion to an all EV new car fleet. But we believe that this conversion will be gradual, giving BorgWarner time to alter its product offerings accordingly. We continue to monitor developments closely.

Finally, Walgreens Boots Alliance, Inc. has been essentially flat during our brief holding period. We have successfully owned Walgreens in the past. Recently, its share price has been pressured on concerns that Amazon may enter the prescription drug distribution business. As recently as 2015, Walgreens was a market favorite, trading at more than 20 times forward earnings. The company was expected to grow in good times and bad. Walgreens’ new clinics, designed to treat day-to-day healthcare needs such as flu shots and children’s ear infections, could be part of the solution for expensive emergency room overcrowding. Finally, trends toward generic pharmaceutics that began in 2015 are still considered a positive, as pharmacies have more influence in directing customers toward particular generics than with a patient seeking a patented drug prescribed by a doctor. Walgreens will face new competition going forward, but with its current depressed valuation, we believe the threats are more than discounted in an attractive stock price.

10	SLOW AND STEADY WINS THE RACE

INFLATION AND INTEREST RATES

The importance of interest rates is fairly well understood by most investors. But what gets less attention, in our opinion, is the role inflation plays in determining these rates. Inflation is the most important factor in determining interest rates: which are in turn the most important factor in determining stock prices.

“Inflation is the most important factor in determining interest rates; which are in turn the most important factor in determining stock prices.”

Figure 1 below shows that inflationary trends can be VERY long, measured in decades. Inflation increased continuously from 1960 to 1980 starting the period at a benign 1.5% and ending at a destructive 13.5% in 1980. Interest rates followed higher with the 10-year Treasury starting in the 1960’s at around 4% and ending in 1980 at a remarkable 12.43%.

That 20-year period of increasing inflation and interest rates was followed almost immediately by a 40-year period of declining inflation, producing in turn lower interest rates—including the lowest treasury bond rates seen since Alexander Hamilton assumed state debts. Annual CPI increases went from 13.5% in 1980 to 5.4% in 1990, 3.4% in 2000 and the almost invisible 1.2% in 2020 with interest rates following steadily down in tandem.

Figure 1:

United States Consumer Price Index 1913-2019

After almost 40 years of continuously declining, we believe inflation as well as interest rates are about to heat up. By the end of the second quarter of 2021, we expect inflation will be running well above the Fed’s target of 2%; let’s say 2.5-3%. We anticipate it will grow beyond 3% by year-end and move higher in the years to come. Starting in March, the world’s economies will be lapping a period of excessively low prices. Gas, airline tickets and urban apartment rentals all got very cheap last year and will be a lot more expensive this year. Supply chains and manufacturing capacity were disrupted as workers were laid off and companies cut costs. Both consumer and business demand could rebound sharply as the vaccine rollout picks up steam producing classic supply/demand imbalance and (also classic) demand-pull inflation from consumers—plus cost-push inflation from suppliers.

Global trade tensions and increasing protectionism overseas—as well as the prospect of more regulation of business at home—are generally inflationary. Finally, record US deficits with a promise of increased federal spending on everything from healthcare to infrastructure to state deficit relief—not to mention, a new $15 federal minimum wage—will drive up wage costs.

Higher interest rates have a particularly harmful impact on the valuation of growth stocks. In a low rates environment, dollar of earnings ten years from now is almost as valuable as a dollar earned today. In a world of increasing rates, a growth stock’s earnings ten years from now produce much lower net present value today. Our value stocks, trading at low multiples of their current earnings received some benefit from today’s low rates but not nearly that of growth stocks. An increase in rates hardly changes the value of a dollar earned this year or next. Increasing interest rates will turn a 40-year headwind for value investing into a very pleasant breeze at our backs, at least relative to our growth stock peers.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

ARIELINVESTMENTS.COM	11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	26.27	18.65	10.07

Consumer discretionary	24.15	12.99	17.01

Industrials	18.00	15.75	13.74

Health care	14.26	12.63	12.86

Technology	5.12	8.26	27.58

Basic materials	4.40	3.41	1.79

Energy	3.24	4.43	2.28

Consumer staples	3.04	7.08	5.67

Telecommunications	0.00	6.43	3.62

Utilities	0.00	5.86	2.97

Real estate	0.00	4.51	2.42

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/20

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	21.62	6.90	5.21	10.15	8.30	5.97

Ariel Focus Fund–Institutional Class+	21.69	7.21	5.48	10.43	8.55	6.12

Russell 1000® Value Index	16.25	2.80	6.07	9.74	10.50	7.44

S&P 500® Index	12.15	18.40	14.18	15.22	13.88	9.94

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.00%	1.25%

Institutional Class	0.75%	0.89%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to February 1, 2014, the fee waiver was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Entertainment	6.3	6.	Snap-on, Inc.	5.1
2.	ViacomCBS, Inc.	5.7	7.	Nielsen Holdings plc	4.8
3.	Goldman Sachs Group, Inc.	5.4	8.	Mosaic Co.	4.4
4.	Lazard Ltd., Class A	5.3	9.	Zimmer Biomet Holdings, Inc.	4.2
5.	Oracle Corp.	5.1	10.	Western Union Co.	4.1

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 12/31/20

	4Q20	1-year	3-year	5-year	Since inception*

Ariel International Fund	8.26%	6.85%	2.83%	4.64%	5.92%

MSCI EAFE Net Index	16.05	7.82	4.28	7.45	7.67

MSCI ACWI ex-US Net Index	17.01	10.65	4.88	8.93	7.22
* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 12/31/20

	4Q20	1-year	3-year	5-year	Since inception*

Ariel Global Fund	9.80%	7.70%	5.49%	7.40%	8.21%

MSCI ACWI Net Index	14.68	16.25	10.06	12.26	11.13

* The inception date for the Ariel Global Fund is 12/30/11.

DEAR FELLOW SHAREHOLDER:

“It was the best of times, it was the worst of times, it was the age of wisdom, it was the age of foolishness, it was the epoch of belief, it was the epoch of incredulity, it was the season of light, it was the season of darkness, it was the spring of hope, it was the winter of despair.” This opening line of Charles Dickens’ literary classic, A Tale of Two Cities, appropriately captures the stark contrast in narratives between Wall Street and Main Street in 2020.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM	13

JANUARY–MARCH 2020: THE WORST OF TIMES

Markets worldwide began the year on a high note, underscored by broad optimism around an improving global economic outlook and a trade deal between the U.S. and China. However, in a swift and sudden reversal, the coronavirus pandemic unleashed massive shocks as economies everywhere came to a standstill. Overnight, GDP in the world’s twenty largest economies contracted to its lowest quarterly level on record.1 “The stock market seesawed from bull to bear status faster than any time in history—just 20 days.”2 By the end of the first quarter, international indices plummeted over -21%.

Amidst this extreme volatility, our record as long-term intrinsic value investors who provide downside protection proved its mettle. Ariel’s “risk-aware” investment process delivered more than +900 basis points of relative outperformance—with +600 basis points of these gains garnered at the low point in March. Our focus on sustainability of the business model and resilience of the balance sheet over statistically cheap valuations showcased the signature benefits of our approach. Our Communication Services sector overweight, positioning within Health Care, and underweight in Financials—particularly European banks—aided our portfolios during the period.

APRIL–DECEMBER 2020: THE BEST OF TIMES

The historic drawdown was followed by a colossal recovery. The MSCI ACWI and the S&P 500 closed 2020 at all-time highs—a stunning outcome, few would predict amidst a global pandemic. Record levels of fiscal stimulus, ultra-low interest rates and low-inflation collectively set the tempo to a risk-on equity anthem. Policymakers, central banks and corporates around the globe re-leveraged their balance sheets, which provided a springboard for surging growth and momentum driven indices to trounce value for the year.

However, a shift occurred in the fourth quarter. Value bested growth. Hope for a recovery in global demand kicked off a rotation toward cyclical sectors, which historically outperform when the economy is improving. Small cap issues outperformed their large cap brethren, as investors increased their appetite for risk, favoring emerging markets over developed peers and U.S. equities.

Our bias towards higher quality, larger cap names with secular growth prospects meant our global and international portfolios struggled to keep pace. We were disappointed but not surprised. Our fourth quarter underperformance is stark, particularly in November when our portfolios fell behind by -550 basis points on average. Our overweight positioning and steadfast conviction in large-scale telecom operators and differentiated Health Care companies—which outperformed during the March melt-down—were the greatest detractors from performance in November. Ariel’s portfolios were also penalized by an underweight exposure to the largest market contributors during the month—the cyclicals sectors: Financials, Energy, Industrials and Materials. Although we have recently become more constructive on diversified European financial services companies (i.e. reinsurance, niche property and casualty insurers and asset managers who benefit from fee-based income), our bottom-up effort continues to result in a Financials underweight.

Relative weakness was further exacerbated by an executive order precluding U.S. investors from owning shares of China domiciled Communist Party Military Companies (CCMC). This directive created an overhang on shares of China Mobile Ltd.—one of our biggest positions—which is a subsidiary of China Telecommunications Corporation a listed CCMC. Initially the order did not specifically name or address the status of subsidiaries, however guidance issued by the Department of Treasury on December 28, 2020 expanded the interpretation of the prohibition to include publicly traded subsidiaries. Subsequently, on January 6, 2021 the list was retroactively expanded ensnaring China Mobile Ltd. We are extremely disappointed in this outcome. As of January 9, 2021, we have divested our position in China Mobile Ltd. at a loss to comply with the law.

[1]	OECD Data Portal. G20 GDP Growth. 11 June 2020. Accessed 22 Dec 2020.
[2]	Hobson, Mellody and John W. Rogers Jr. “How to Understand This Crazy Year in Investing—and What to Do Now.” The Wall Street Journal. 17 December 2020.

14	SLOW AND STEADY WINS THE RACE

TALE AS OLD AS TIME

Although encouraging vaccine developments and clarity around the U.S. election set investors’ sights on a brighter future ahead, we believe the economic recovery has narrowed. COVID-19 continues to spread at a rapid pace with hospitalizations and deaths on the rise. While mass shutdowns are unlikely, regional hot spots across the globe have increased restrictions. Yet, the dramatic dichotomy between high-flying equity valuations and company fundamentals have continued to widen.

Meanwhile, high yield and investment grade markets have tripled in size since 2006, the beginning of the global financial crisis, with the BBB market 10x larger than 2006 levels. In stark contrast, the higher quality AA market has only grown ~55% over the same period. Taking this one step further, in 2006, the BBB market was ~60% of the high yield market. Today, the last rung of investment grade issues are double the size of speculative grade bonds.3 This raises questions about the non-investment grade market’s ability to absorb additional supply without a collapse in pricing if there are large scale downgrades from BBB into high yield.

We have seen glimpses of this movie before. Winners during the bear market of 2000-2002 avoided the popular growth and momentum dotcoms trading at nosebleed valuations which exceeded rational expectations for future returns. The champions of the 2008-2009 bear market averted holdings that exposed extreme financial leverage risks. While each of these aforementioned time periods had global ramifications similar to today, the United States was the epicenter of the bubbles.

Looking ahead, we believe global equity markets are vulnerable to both valuation risk and balance sheet risk, setting the stage for a dramatic reversal. Ten years from now, we posit, active fundamental investing will compound capital better than formulaic passive or quantitative strategies. We expect international equities to outperform the U.S. and emerging markets to outpace their developed market counterparts in terms of growth and investment returns. As the global economy recovers, we expect demand to grow, interest rates to rise and the bargains we hold today to deliver superior risk-adjusted absolute and relative returns over a full market cycle.

“Ten years from now, we posit, active fundamental investing will compound capital better than formulaic passive or quantitative strategies.”

Perhaps David Dreman put it best, “To survive…it is essential to avoid being carried away by the current mood of the crowd. The investor must…withstand the tide.” We believe investing is about disciplined and differentiated research, as well as forbearance and fortitude.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

[3]	2020 Monthly Credit Strategy Chartbook. Deutsche Bank Securities Inc. 30 November 2020.

ARIELINVESTMENTS.COM	15

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	23.61	5.22	7.08

Health care	14.66	12.86	9.61

Consumer staples	13.52	10.94	8.97

Utilities	10.45	3.88	3.35

Communication discretionary	10.30	12.53	13.84

Financials	9.86	16.31	17.99

Information technology	2.64	8.94	12.53

Industrials	2.47	15.22	11.62

Energy	0.81	3.13	4.31

Real estate	0.71	3.10	2.63

Materials	0.00	7.87	8.08

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 12/31/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	8.26	6.85	2.83	4.64	5.92

Ariel International Fund–Institutional Class	8.35	7.07	3.08	4.90	6.18

MSCI EAFE Index (net)	16.05	7.82	4.28	7.45	7.67

MSCI ACWI ex-US Index (net)	17.01	10.65	4.88	8.93	7.22

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.33%

Institutional Class	0.88%	0.96%

Currently, expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Nintendo Co., Ltd.	8.5	6.	GlaxoSmithKline plc	4.9
2.	Roche Holding AG	7.3	7.	Koninklijke Ahold Delhaize N.V.	4.9
3.	Deutsche Boerse AG	6.9	8.	Michelin (CGDE)	4.5
4.	Baidu, Inc.	5.7	9.	Snam SpA	4.1
5.	Philip Morris Intl, Inc.	5.4	10.	Endesa SA	3.4

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

Japan	20.29	France	6.40
Switzerland	10.85	United States	6.08
Germany	10.79	Netherlands	4.86
United Kingdom	7.52	Italy	4.74
China	7.51	Spain	4.17

16	SLOW AND STEADY WINS THE RACE

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health care	21.98	11.88

Communication services	19.96	9.27

Information technology	14.96	21.80

Financials	10.62	13.47

Consumer staples	9.27	7.39

Consumer discretionary	7.98	13.01

Utilities	4.05	2.99

Real estate	1.05	2.57

Industrials	0.62	9.69

Materials	0.00	4.91

Energy	0.00	3.02

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 12/31/20

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	9.80	7.70	5.49	7.40	8.21

Ariel Global Fund–Institutional Class	9.94	8.05	5.77	7.68	8.49

MSCI ACWI Index (net)	14.68	16.25	10.06	12.26	11.13

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/20)	Net	Gross

Investor Class	1.13%	1.46%

Institutional Class	0.88%	1.01%

Currently expense ratio caps of 1.13% for the Investor Class and 0.88% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed those caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through September 30, 2022. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Baidu, Inc.	9.3	6.	GlaxoSmithKline plc	5.0
2.	Microsoft Corp.	9.3	7.	Nintendo Co., Ltd.	4.4
3.	Roche Holding AG	7.0	8.	Berkshire Hathaway, Inc., Class B	4.4
4.	Philip Morris Intl, Inc.	5.4	9.	Johnson & Johnson	3.8
5.	Gilead Sciences, Inc.	5.1	10.	Deutsche Boerse AG	3.3

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings (% of net assets)

United States	37.94	France	3.99
China	11.33	Germany	3.94
Japan	9.27	Spain	1.64
Switzerland	7.74	Finland	1.42
United Kingdom	6.17	South Korea	1.33

ARIELINVESTMENTS.COM	17

Kenneth E. Kuhrt, CPA Senior Vice President Portfolio Manager, Investment Group

Core Laboratories is a global provider of geological analysis and drilling techniques to major oil and gas companies. The company offers two proprietary and patented services: Reservoir Description and Production Enhancement. Together, Core Labs’ two services maximize the production and total recovery of hydrocarbons, enabling oil and gas companies to exceed average oilfield recovery. Reservoir Description services provide customers with a complete understanding of the reservoir rocks and fluids that permeate oilfields. Core Labs is the only global provider capable of analyzing all these materials. The company’s Production Enhancement services maximize yield.

Core Labs is a leader in its category due to its long history, unparalleled customer base, unique product offerings and global footprint spanning every major oil-producing province in the world.

AN 84-YEAR- OLD TRACK RECORD

Since 1936, Core Labs has served as a trusted third-party service provider to oil and gas exploration companies. In this industry, a company’s track record is critical to its success. Many oil and gas companies will not even consider engaging with new entrants. Core Labs has continued to gain market share over the years by providing services that exceed the internal capabilities of their customer base. Instead of retaining geologists on staff or investing in lab work, oil and gas companies outsource these critical yet costly tasks to Core Labs. This is not only more efficient, but more effective, as Core Labs consistently shows improvement in yields from reserves. These competitive advantages help the company maintain long-term customer relationships.

CUSTOMER BASE IS A COMPETITIVE EDGE

Throughout the company’s storied history, it has partnered with the world’s largest oil and gas companies. Core Labs’ customer base includes the “who’s who” of the sector. Some of its clients are the largest integrated oil and gas companies (e.g., ExxonMobil, BP, Chevron, Royal Dutch Shell and Total) and major national oil companies (e.g., Saudi Aramco). The fact that these industry powerhouses turn to Core Labs for analysis of their reserves helps the company win new business mandates. Additionally, Core Labs’ global presence allows it to participate in successful exploration activities around the world, where its peers cannot compete.

IMPROVING DEMAND & INCREASING ENERGY PRICES WILL CREATE OPPORTUNITY

The combination of the demand impact from COVID-19 and the increased supply of oil and natural gas from Saudi Arabia and Russia resulted in a significant decline in energy prices in early 2020, which had a domino effect on the entire industry. Energy price declines led to capital expenditure cuts at many of the world’s largest oil and gas producers, which resulted in lower drilling activity and well completion activity for oil service companies. However, we are beginning to see a recovery in energy prices, as the global economy begins to reopen, and vaccines become available. Core Labs is well positioned to benefit from increasing demand for hydrocarbons, and as a result, its services.

We have closely followed this company for many years—cautiously yet optimistically assessing its trajectory, as it continued to generate significant free cash flow despite industry headwinds. It is clear Core Labs has a durable business model and the right leadership in place. These attributes, combined with its numerous competitive advantages, provide the company with a solid economic moat.1 Although the market has started to recognize the advantageous position of the company, we believe there is additional upside to the investment from current levels.

As of December 31, 2020, shares traded at $26.51, a 14% discount to our steadily growing private market value of $30.99.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

18	SLOW AND STEADY WINS THE RACE

Jamil Soriano Vice President, Research

Based in El Segundo, CA and founded in 1945, Mattel is one of the largest and most recognized toy makers in the world. Its portfolio of iconic brands includes Barbie, Fisher-Price, Hot Wheels and American Girl. Mattel is also the licensee of choice for reputable intellectual property-owners, such as Disney, WWE and DC Comics. While the toy industry is fragmented and competitive, Mattel has the scale and breadth that its competitors lack. Its growth has outpaced the sector, and we believe there is even more opportunity ahead as the company continues to grow shareholder value.

Ariel has remained familiar with Mattel over several decades. In 2015, we initiated a position after a collapse in its share price, a leadership change and consecutive holiday season sales disappointments. Although the company exhibited flickers of improvement through executive hires, multiple CEO changes impeded true stabilization. Since the appointment of Ynon Kreiz as Chief Executive Officer in 2018, Mattel has continually articulated to shareholders their short-to-mid-to-long-term plan to transform into an intellectual property (IP)-driven, high-performing company. The company has made meaningful progress in reshaping operations, growing their most powerful brands and expanding their portfolio.

A NEW CHAPTER

Mattel’s transformation plan is aimed at maximizing the value of its rich IP portfolio over the long term. The company’s management team initially focused on restoring profitability by shoring up its balance sheet, right-sizing its cost structure, optimizing its manufacturing footprint and reorganizing its business units. Despite various macro and idiosyncratic headwinds, they have made significant progress on this vision. The company expanded its diligent cost savings program in 2020 due to COVID-19. These programs were successful and the company is expected to report $1 billion of cumulative savings in their year-end results, which will be released in February.1 While some of these savings have fallen to the bottom line, freed-up dollars have also been reinvested to support key brands, with the intention of stabilizing and accelerating overall sales growth.

OPPORTUNITIES AHEAD

Mattel is now well-positioned to maintain this momentum and focus on top-line growth. The company has appointed leaders with critical subject matter expertise at the helm of its beloved brands. Chief Operating Officer, Richard Dickson, has focused his efforts on Barbie, Hot Wheels, Fisher-Price and American Girl, which comprise the bulk of Mattel’s revenues. Barbie and Hot Wheels are now category leaders, with exceptional performance driven by Barbie’s focus on diversity and empowerment, and Hot Wheels’ product innovation.

Mattel has also introduced new leaders of its remaining core brands, including Chuck Scothon, who returned to Fisher-Price in 2018, and Jamie Cygielman, who joined American Girl in 2019. Both brands have shown signs of progress but have not reached their full potential, which offers more upside going forward.

Longer term, Mattel aims to further monetize its IP through franchise management and ecommerce. The company has several new feature films, TV shows and digital game projects underway, which should enhance the value of its library and product offering. Mattel has also optimized its supply and distribution infrastructure, which will improve its ability to meet the demands of its retail partners, while also supporting its direct-to-consumer offering for toy collectors.

While Mattel certainly benefited from the derivative effects of the 2020 stay-at-home mandates, much of its success can be attributed to the strategic plan management previously announced. The company is expected to demonstrate revenue stabilization and meaningful year-over-year improvements in profitability. The stock is already up approximately 30% compared to pre-pandemic trading levels, and we believe there is further potential.

[1]	This commentary was written before the company reported fourth quarter results.

ARIELINVESTMENTS.COM	19

Sabrina Carollo, CFA® Senior Vice President Director of Research Operations

Walgreens Boots Alliance Inc. is a global pharmacy-led health and wellness enterprise. The company has more than 9,200 locations in the United States under the Walgreens brand and 4,400 retail stores internationally under Boots. Within the United States, Walgreens stores are beginning to offer primary care and laboratory services under a single roof. In the United Kingdom, Boots stores range from local community pharmacies to large destination health and beauty stores. While the pandemic environment significantly dampened front-end retail sales for the entire industry, Walgreens Boots Alliance quickly evolved and adapted to meet the dynamic needs of its customers. By refocusing on COVID-19 testing and vaccinations, the company has remained stable throughout the pandemic.

Incoming Chief Executive Officer, Roz Brewer, will bring tremendous experience and leadership at a pivotal time for the business. As Chief Operating Officer at Starbucks, she helped lead the company through the pandemic and grew its digital presence. Brewer’s experience as Chief Executive Officer of Sam’s Club, a subsidiary of Walmart Inc. that also operates pharmacies, offers another advantage. This appointment heightens the company’s ESG profile and is an important indication that Walgreens Boots Alliance is committed to prioritizing diversity at the highest levels of the organization.

THE PHARMACY OF THE FUTURE

Over time, the healthcare sector has become more consumer driven, with a focus on bringing convenience to the customer. The company has developed a model that delivers multiple essential consumer health needs under one roof. The company’s partnerships with VillageMD and LabCorp are prime examples of their nimble approach to navigating the current environment. VillageMD is a new form of patient care delivery offering both physical and virtual visits through a fully integrated customer service experience. For example, after receiving a laboratory prescription from a VillageMD physician, virtually or at a “Village Medical at Walgreens” location, the patient can conveniently have the test performed at that same location through LabCorp.

Afterwards, the patient can stock up on vitamins and other consumer healthcare needs, all in one trip. Additionally, Walgreens is well positioned to continue adapting to the pandemic with its customer pick-up and drive-thru services.

STRONG ASSET PORTFOLIO IS UNDERAPPRECIATED

As part of its strategic plan to grow and transform its core retail pharmacy and healthcare business, Walgreens Boots Alliance is accelerating investments in healthcare and divesting its wholesale assets. Over the past several years, the company has completed minority investments of $10-$11 billion, which we believe are underappreciated by Wall Street. These investments include AmerisourceBergen, Option Care Health, BrightSpring Health Services, RxAdvance, Shields Health Solutions and SeekMedicare. We expect more complementary healthcare services investments, given the company’s solid balance sheet.

ARIEL REVISITS THIS FAMILY OF BRANDS

Walgreens is not a new name to Ariel. In July 2010, we initiated a position when the company was under a cloud of mixed investor sentiment, contract negotiation uncertainty, competitive concerns and growing debt levels stemming from the acquisition of Alliance Boots. As investors received clarity on these concerns, the stock recovered, and we exited in 2013. We believe the market has once again provided us with an opportunity to invest in a company with strong brand equity, scale and focus on the consumer-driven healthcare marketplace. The company will manage through its current threats from Amazon’s recently launched online pharmacy, economic weakness and reimbursement pressures. It has a solid balance sheet and a strategic vision for its consumers. Revenue should rebound as foot traffic increases, the economy recovers, prescriptions increase, patients return to elective surgeries and well-visit appointments, and new healthcare services are offered. At 8x forward-twelve-month cash earnings per share and a 50% discount to our private market valuation as of December 31, 2020, we believe the company’s shares offer significant upside.

20	SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Fund

Number of shares	Common stocks—99.06%	Value

	Basic materials—1.79%

5,120,584	U.S. Silica Holdings, Inc.(a)	$35,946,500

	Consumer discretionary—39.97%

4,741,189	Mattel, Inc.(b)	82,733,748

586,704	Mohawk Industries, Inc.(b)	82,695,929

3,902,235	Nielsen Holdings plc	81,439,644

5,320,989	MSG Networks, Inc.(b)	78,431,378

724,824	Madison Square Garden Entertainment Corp.(b)	76,135,513

2,013,165	ViacomCBS, Inc.	75,010,528

3,173,966	Interpublic Group of Cos., Inc.	74,651,680

3,546,998	Meredith Corp.	68,102,362

4,408,277	TEGNA, Inc.	61,495,464

1,641,499	Adtalem Global Education, Inc.(b)	55,728,891

402,940	Royal Caribbean Cruises Ltd.	30,095,589

1,012,665	Knowles Corp.(b)	18,663,416

64,769	Vail Resorts, Inc.	18,067,960
		803,252,102
	Consumer staples—2.38%

413,245	J.M. Smucker Co.	47,771,122

	Energy—1.91%

1,447,010	Core Laboratories N.V.	38,360,235

	Financials—20.11%

1,872,703	Lazard Ltd., Class A	79,215,337

1,794,939	KKR & Co., Inc.	72,677,080

732,600	Northern Trust Corp.	68,234,364

593,300	Affiliated Managers Group, Inc.	60,338,610

974,888	First American Financial Corp.	50,333,467

1,159,249	Janus Henderson Group plc	37,687,185

521,307	BOK Financial Corp.	35,699,103
		404,185,146
	Health care—8.68%

2,223,415	Envista Holdings Corp.(b)	74,995,788

285,500	Laboratory Corp. of America Holdings(b)	58,113,525

84,706	Charles River Laboratories Intl, Inc.(b)	21,164,641

34,781	Bio-Rad Laboratories, Inc.(b)	20,275,236
		174,549,190
	Industrials—14.71%

365,463	Snap-on, Inc.	62,545,338

1,635,641	Kennametal, Inc.	59,275,630

391,785	Keysight Technologies, Inc.(b)	51,750,881

134,000	Zebra Technologies Corp.(b)	51,500,220

854,700	Masco Corp.	46,948,671

252,747	Simpson Manufacturing Co., Inc.	23,619,207
		295,639,947
	Real estate—6.26%

500,299	JLL(b)	74,229,363

824,253	CBRE Group, Inc., Class A(b)	51,697,148
		125,926,511
	Utilities—3.25%

942,900	Stericycle, Inc.(b)	65,371,257

	Total common stocks (Cost $1,187,826,007)	1,991,002,010

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM	21

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Fund (continued)

Number of shares	Short-term investments—0.89%	Value

17,849,560	Northern Institutional Treasury Portfolio, 0.01%(c)	$17,849,560

	Total short-term investments (Cost $17,849,560)	17,849,560

	Total Investments—99.95% (Cost $1,205,675,567)	2,008,851,570

	Other Assets less Liabilities—0.05%	904,700

	Net Assets—100.00%	$2,009,756,270

Ariel Appreciation Fund

Number of shares	Common stocks—96.78%	Value

	Consumer discretionary—25.42%

2,482,800	Mattel, Inc.(b)	$43,324,860

1,804,430	Interpublic Group of Cos., Inc.	42,440,194

974,200	BorgWarner, Inc.	37,643,088

1,261,624	Nielsen Holdings plc	26,330,093

231,888	Madison Square Garden Entertainment Corp.(b)	24,357,516

252,500	CarMax, Inc.(b)	23,851,150

1,541,137	MSG Networks, Inc.(b)	22,716,359

1,150,900	Knowles Corp.(b)	21,211,087

477,398	ViacomCBS, Inc.	17,787,850

62,500	Vail Resorts, Inc.	17,435,000

255,500	Omnicom Group, Inc.	15,935,535

188,300	Nordstrom, Inc.	5,876,843
		298,909,575
	Consumer staples—5.92%

255,275	J.M. Smucker Co.	29,509,790

721,300	Walgreens Boots Alliance, Inc.	28,765,444

250,200	Molson Coors Brewing Co.	11,306,538
		69,581,772
	Energy—0.98%

839,400	National Oilwell Varco	11,524,962

	Financials—32.40%

519,400	Northern Trust Corp.	48,376,916

1,035,420	Lazard Ltd., Class A	43,798,266

926,000	Aflac, Inc.	41,179,220

154,700	Goldman Sachs Group, Inc.	40,795,937

591,289	BOK Financial Corp.	40,491,471

729,200	The Charles Schwab Corp.	38,676,768

378,200	Progressive Corp.	37,396,416

692,050	First American Financial Corp.	35,730,542

605,368	KKR & Co., Inc.	24,511,350

251,489	Houlihan Lokey, Inc.	16,907,605

61,954	Willis Towers Watson plc	13,052,469
		380,916,960
	Health care—13.60%

1,236,122	Envista Holdings Corp.(b)	41,694,395

185,700	Laboratory Corp. of America Holdings(b)	37,799,235

236,400	Zimmer Biomet Holdings, Inc.	36,426,876

520,515	Cardinal Health, Inc.	27,878,783

64,180	Charles River Laboratories Intl, Inc.(b)	16,036,015
		159,835,304

See Notes to Schedules of Investments.

22	SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—96.78%	Value

	Industrials—13.26%

910,400	Kennametal, Inc.	$32,992,896

181,899	Stanley Black & Decker, Inc.	32,479,885

213,415	Keysight Technologies, Inc.(b)	28,189,987

151,400	Snap-on, Inc.	25,910,596

416,200	FLIR Systems, Inc.	18,242,046

71,200	Littelfuse, Inc.	18,131,792
		155,947,202
	Real estate—1.98%

370,350	CBRE Group, Inc., Class A(b)	23,228,352

	Utilities—3.22%

545,600	Stericycle, Inc.(b)	37,826,448

	Total common stocks (Cost $683,844,340)	1,137,770,575

Number of shares	Short-term investments—3.22%	Value

37,836,589	Northern Institutional Treasury Portfolio, 0.01%(c)	$37,836,589

	Total short-term investments (Cost $37,836,589)	37,836,589

	Total Investments—100.00% (Cost $721,680,929)	1,175,607,164

	Other Assets less Liabilities—0.00%	12,370

	Net Assets—100.00%	$1,175,619,534

Ariel Focus Fund

Number of shares	Common stocks—98.48%	Value

	Basic materials—4.40%

102,000	Mosaic Co.	$2,347,020

	Consumer discretionary—24.15%

31,900	Madison Square Garden Entertainment Corp.(b)	3,350,776

81,572	ViacomCBS, Inc.	3,039,373

123,900	Nielsen Holdings plc	2,585,793

55,000	BorgWarner, Inc.	2,125,200

12,600	Mohawk Industries, Inc.(b)	1,775,970
		12,877,112
	Consumer staples—3.04%

10,700	J.M. Smucker Co.	1,236,920

9,700	Walgreens Boots Alliance, Inc.	386,836
		1,623,756
	Energy—3.24%

94,400	Apache Corp.	1,339,536

28,100	National Oilwell Varco	385,813
		1,725,349
	Financials—26.27%

10,900	Goldman Sachs Group, Inc.	2,874,439

67,000	Lazard Ltd., Class A	2,834,100

27,300	BOK Financial Corp.	1,869,504

36,900	Bank of New York Mellon Corp.	1,566,036

15,300	Progressive Corp.	1,512,864

25,300	First American Financial Corp.	1,306,239

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM	23

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.48%	Value

	Financials—26.27%

25,800	KKR & Co., Inc.	$1,044,642

6,300	Northern Trust Corp.	586,782

14,900	Pershing Square Tontine Holdings Ltd.(b)	413,028
		14,007,634
	Health care—14.26%

14,450	Zimmer Biomet Holdings, Inc.	2,226,601

9,100	Laboratory Corp. of America Holdings(b)	1,852,305

11,250	Johnson & Johnson	1,770,525

79,800	Hanger, Inc.(b)	1,754,802
		7,604,233
	Industrials—18.00%

15,900	Snap-on, Inc.	2,721,126

100,300	Western Union Co.	2,200,582

4,481	Lockheed Martin Corp.	1,590,665

7,600	Stanley Black & Decker, Inc.	1,357,056

95,000	Team, Inc.(b)	1,035,500

15,800	FLIR Systems, Inc.	692,514
		9,597,443
	Technology—5.12%

42,200	Oracle Corp.	2,729,918

	Total common stocks (Cost $41,212,793)	52,512,465

Number of shares	Short-term investments—1.34%	Value

717,003	Northern Institutional Treasury Portfolio, 0.01%(c)	$717,003

	Total short-term investments (Cost $717,003)	717,003

	Total Investments—99.82% (Cost $41,929,796)	53,229,468

	Other Assets less Liabilities—0.18%	95,056

	Net Assets—100.00%	$53,324,524

Ariel International Fund

Number of shares	Common stocks—89.03%	Value

	Belgium—0.56%

59,498	KBC Group NV(b)	$4,163,439

	Brazil—0.05%

44,720	Telefonica Brasil SA ADR	395,772

	Canada—0.45%

169,994	Element Fleet Management Corp.	1,786,880

57,782	IGM Financial, Inc.	1,566,546
		3,353,426
	China—7.51%

193,865	Baidu, Inc. ADR(b)	41,921,368

2,399,500	China Mobile Ltd.	13,680,565
		55,601,933
	Denmark—0.91%

96,406	Novo Nordisk A/S	6,725,203

See Notes to Schedules of Investments.

24	SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/20 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—89.03%	Value

	Finland—1.98%

1,946,243	Nokia Corp.(b)	$7,517,021

1,834,603	Nokia Corp. ADR(b)	7,173,298
		14,690,319
	France—6.40%

261,010	Michelin (CGDE)	33,464,660

55,332	Thales SA	5,062,966

101,806	Vivendi SA	3,280,915

46,680	BNP Paribas SA(b)	2,458,133

14,823	Safran SA(b)	2,099,683

17,915	Societe BIC SA	1,012,440
		47,378,797
	Germany—10.79%

300,205	Deutsche Boerse AG	51,116,606

7,685,354	Telefonica Deutschland Holding	21,167,610

16,305	Muenchener Rueckversicherungs-Gesellschaft AG	4,844,644

20,976	Fresenius Medical Care AG & Co. KGaA	1,749,134

9,208	Beiersdorf AG	1,058,548
		79,936,542
	Hong Kong—1.20%

963,500	CLP Holdings Ltd.	8,911,112

	Italy—4.74%

5,356,263	Snam SpA	30,250,005

637,261	Italgas SpA	4,059,361

92,803	Banca Mediolanum SpA(b)	806,215
		35,115,581
	Japan—20.29%

98,300	Nintendo Co., Ltd.	63,102,841

1,157,200	Subaru Corp.	23,154,337

980,800	Japan Tobacco, Inc.	19,995,731

513,000	Bridgestone Corp.	16,824,275

109,400	Secom Co., Ltd.	10,092,339

211,900	Nippon Telegraph & Telephone Corp.	5,437,143

55,900	Daito Trust Construction Co., Ltd.	5,224,114

104,500	Sankyo Co., Ltd.	2,827,524

70,500	Ono Pharmaceutical Co., Ltd.	2,124,504

49,900	KDDI Corp.	1,479,548
		150,262,356
	Luxembourg—0.30%

46,018	RTL Group(b)	2,238,813

	Netherlands—4.86%

1,274,054	Koninklijke Ahold Delhaize N.V.	35,969,517

	Peru—0.10%

4,407	Credicorp Ltd.	722,836

	Portugal—0.14%

62,782	Jeronimo Martins SGPS SA	1,059,961

	Singapore—0.13%

136,700	Singapore Exchange Ltd.	959,879

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM	25

Schedules of investments	12/31/20 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—89.03%	Value

	Spain—4.17%

910,294	Endesa SA	$24,854,558

454,806	Tecnicas Reunidas SA(b)	6,011,741
		30,866,299
	Switzerland—10.85%

155,781	Roche Holding AG	54,258,299

32,327	Swisscom AG	17,409,299

66,258	Novartis AG	6,238,718

15,955	Nestle SA	1,886,062

5,834	Novartis AG ADR	550,905
		80,343,283
	United Kingdom—7.52%

1,993,599	GlaxoSmithKline plc	36,586,231

786,945	National Grid plc	9,308,674

2,878,411	Vodafone Group plc	4,760,473

651,024	Direct Line Insurance Group plc	2,839,978

85,673	St. James’s Place plc	1,327,984

24,438	Close Brothers Group plc	461,850

7,430	AstraZeneca plc ADR	371,426
		55,656,616
	United States—6.08%

484,938	Philip Morris Intl, Inc.	40,148,017

36,678	Check Point Software Technologies Ltd.(b)	4,874,873
		45,022,890
	Total common stocks (Cost $557,417,329)	659,374,574

Number of shares	Investment companies—1.16%	Value

	Exchange traded funds—1.16%

182,538	Vanguard FTSE Developed Markets ETF	$8,617,619
	Total Investment companies (Cost $7,618,461)	8,617,619

Number of shares	Short-term investments—6.66%	Value

49,288,335	Northern Institutional Treasury Portfolio, 0.01%(c)	$49,288,335
	Total short-term investments (Cost $49,288,335)	49,288,335

	Total Investments—96.85% (Cost $614,324,125)	717,280,528

	Cash, Foreign Currency, Other Assets less Liabilities—3.15%	23,344,976
	Net Assets—100.00%	$740,625,504

Open foreign currency contracts as of December 31, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

02/03/2021	UBS AG	NOK	11,078,570	EUR	1,021,694	$42,830

02/03/2021	UBS AG	SEK	22,794,921	EUR	2,217,036	61,008

02/03/2021	UBS AG	AUD	44,364,416	USD	32,266,240	1,949,256

02/03/2021	UBS AG	AUD	10,597,628	USD	8,077,830	95,457

02/03/2021	UBS AG	GBP	31,164,878	USD	40,869,309	1,759,736

02/03/2021	UBS AG	NOK	27,653,662	USD	3,019,205	205,845

See Notes to Schedules of Investments.

26	SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/20 (UNAUDITED)

Ariel International Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

02/03/2021	UBS AG	SEK	100,616,310	USD	11,586,224	$647,955

Subtotal UBS AG						4,762,087

02/03/2021	Northern Trust	SGD	7,564,669	USD	5,599,518	124,539

02/03/2021	Northern Trust	SEK	42,482,648	USD	5,140,437	25,130

Subtotal Northern Trust						149,669

02/03/2021	JPMorgan Chase	AUD	1,979,966	CHF	1,301,000	55,910

02/03/2021	JPMorgan Chase	AUD	2,192,198	USD	1,593,320	97,385

Subtotal JPMorgan Chase						153,295

Subtotal - Open forward currency contracts with unrealized appreciation						$5,065,051

Open forward currency contracts with unrealized depreciation

02/03/2021	UBS AG	USD	27,271,993	CNH	181,425,731	$(564,327)

Subtotal UBS AG						(564,327)

02/03/2021	Northern Trust	USD	4,390,202	CNH	28,704,164	(13,905)

02/03/2021	Northern Trust	USD	1,020,878	CNH	6,793,635	(21,476)

02/03/2021	Northern Trust	USD	4,601,347	CNH	30,620,586	(96,798)

02/03/2021	Northern Trust	USD	6,278,210	CNH	41,779,603	(132,074)

Subtotal Northern Trust						(264,253)

02/03/2021	JPMorgan Chase	USD	943,409	CAD	1,230,330	(23,275)

02/03/2021	JPMorgan Chase	USD	1,873,448	CAD	2,443,223	(46,220)

02/03/2021	JPMorgan Chase	JPY	1,041,392,123	CNH	66,915,731	(177,104)

02/03/2021	JPMorgan Chase	JPY	3,258,905,603	USD	31,576,973	(2,092)

Subtotal JPMorgan Chase						(248,691)

Subtotal - Open forward currency contracts with unrealized depreciation						$(1,077,271)

Net unrealized appreciation (depreciation) on forward currency contracts						$3,987,780

Ariel Global Fund

Number of shares	Common stocks—90.47%	Value

	Belgium—0.10%

1,954	KBC Group NV(b)	$136,733

	Brazil—1.31%

242,861	BB Seguridade Participacoes SA	1,389,915

49,900	Telefonica Brasil SA	448,646
		1,838,561
	Canada—0.21%

10,755	IGM Financial, Inc.	291,582

	China—11.33%

60,160	Baidu, Inc. ADR(b)	13,008,998

506,000	China Mobile Ltd.	2,884,920
		15,893,918

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM	27

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—90.47%	Value

	Denmark—0.35%

6,995	Novo Nordisk A/S	$487,965

	Finland—1.42%

370,934	Nokia Corp.(b)	1,432,667

144,316	Nokia Corp. ADR(b)	564,276
		1,996,943
	France—3.99%

36,217	Michelin (CGDE)	4,643,460

13,478	Vivendi SA	434,357

2,678	Safran SA(b)	379,340

1,581	Thales SA	144,664
		5,601,821
	Germany—3.94%

27,421	Deutsche Boerse AG	4,669,038

265,200	Telefonica Deutschland Holding	730,435

451	Muenchener Rueckversicherungs-Gesellschaft AG	134,004
		5,533,477
	Hong Kong—0.53%

81,000	CLP Holdings Ltd.	749,144

	Italy—1.21%

278,059	Snam SpA	1,570,365

20,037	Italgas SpA	127,636
		1,698,001
	Japan—9.27%

9,650	Nintendo Co., Ltd.	6,194,735

116,400	Subaru Corp.	2,329,040

106,400	Japan Tobacco, Inc.	2,169,194

48,400	Bridgestone Corp.	1,587,320

3,400	Secom Co., Ltd.	313,656

2,200	Daito Trust Construction Co., Ltd.	205,600

7,700	Nippon Telegraph & Telephone Corp.	197,574
		12,997,119
	Mexico—0.27%

134,529	Wal-Mart de Mexico SAB de CV	378,448

	Netherlands—0.63%

31,510	Koninklijke Ahold Delhaize N.V.	889,601

	Peru—0.63%

5,384	Credicorp Ltd.	883,084

	South Africa—0.31%

108,399	Sanlam Ltd.	433,375

	South Korea—1.33%

24,321	KT&G Corp.	1,862,153

	Spain—1.64%

84,432	Endesa SA	2,305,321

	Switzerland—7.74%

28,184	Roche Holding AG	9,816,447

1,029	Swisscom AG	554,155

3,652	Novartis AG	343,865

1,163	Nestle SA	137,480
		10,851,947

See Notes to Schedules of Investments.

28	SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—90.47%	Value

	Taiwan—0.15%

28,000	Catcher Technology Co., Ltd.	$205,282

	United Kingdom—6.17%

382,439	GlaxoSmithKline plc	7,018,463

79,092	National Grid plc	935,570

31,640	Vodafone Group plc ADR	521,427

110,831	Vodafone Group plc	183,298
		8,658,758

	United States—37.94%

58,407	Microsoft Corp.	12,990,885

91,417	Philip Morris Intl, Inc.	7,568,413

122,597	Gilead Sciences, Inc.	7,142,501

26,539	Berkshire Hathaway, Inc., Class B(b)	6,153,598

33,930	Johnson & Johnson	5,339,903

42,316	Amdocs Ltd.	3,001,474

48,339	Verizon Communications, Inc.	2,839,916

30,594	NetApp, Inc.	2,026,547

63,347	Tapestry, Inc.	1,968,825

46,233	Equity Commonwealth	1,261,236

10,961	Bristol-Myers Squibb Co.	679,911

16,304	Foot Locker, Inc.	659,334

4,744	Check Point Software Technologies Ltd.(b)	630,525

10,976	U.S. Bancorp	511,372

2,514	Intercontinental Exchange, Inc.	289,839

3,024	Cisco Systems, Inc.	135,324

8,032	Acacia Research Corp.(b)	31,646
		53,231,249
	Total common stocks (Cost $96,453,711)	126,924,482

Number of shares	Short-term investments—7.28%	Value

10,209,445	Northern Institutional Treasury Portfolio, 0.01%(c)	$10,209,445
	Total short-term investments (Cost $10,209,445)	10,209,445

	Total Investments—97.75% (Cost $106,663,156)	137,133,927

	Cash, Foreign Currency, Other Assets less Liabilities—2.25%	3,153,153

	Net Assets—100.00%	$140,287,080

Open foreign currency contracts as of December 31, 2020

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

02/03/2021	UBS AG	NOK	2,012,339	EUR	185,583	$7,780

02/03/2021	UBS AG	SEK	3,380,554	EUR	328,793	9,048

02/03/2021	UBS AG	CAD	495,980	USD	380,597	9,100

Subtotal UBS AG						25,928

02/03/2021	Northern Trust	SEK	2,106,376	GBP	185,007	3,057

02/03/2021	Northern Trust	SGD	736,755	USD	545,361	12,129

Subtotal Northern Trust						15,186

02/03/2021	JPMorgan Chase	AUD	522,773	CHF	343,000	15,333

See Notes to Schedules of Investments.

ARIELINVESTMENTS.COM	29

Schedules of investments	12/31/20 (UNAUDITED)

Ariel Global Fund (continued)

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

02/03/2021	JPMorgan Chase	AUD	660,780	CHF	437,754	$14,625

02/03/2021	JPMorgan Chase	CAD	1,498,691	CHF	1,039,665	1,931

02/03/2021	JPMorgan Chase	CAD	588,862	CHF	407,753	1,607

02/03/2021	JPMorgan Chase	AUD	1,699,323	EUR	1,043,745	34,436

Subtotal JPMorgan Chase						67,932

Subtotal - Open forward currency contracts with unrealized appreciation						$109,046

Open forward currency contracts with unrealized depreciation

02/03/2021	UBS AG	USD	336,574	CNH	2,239,043	$(6,965)

02/03/2021	UBS AG	USD	3,795,548	CNH	25,249,719	(78,540)

02/03/2021	UBS AG	CAD	1,175,164	EUR	761,334	(7,513)

02/03/2021	UBS AG	USD	676,709	GBP	516,024	(29,137)

Subtotal UBS AG						(122,155)

02/03/2021	Northern Trust	USD	530,453	CNH	3,530,007	(11,159)

02/03/2021	Northern Trust	USD	594,089	CNH	3,953,482	(12,498)

02/03/2021	Northern Trust	USD	654,573	CNH	4,352,590	(13,249)

02/03/2021	Northern Trust	USD	746,016	CNH	4,964,515	(15,694)

02/03/2021	Northern Trust	USD	421,372	GBP	321,420	(18,284)

Subtotal Northern Trust						(70,884)

02/03/2021	JPMorgan Chase	USD	368,237	CHF	332,921	(8,215)

02/03/2021	JPMorgan Chase	USD	727,042	CHF	657,314	(16,220)

02/03/2021	JPMorgan Chase	USD	334,670	CNH	2,229,493	(7,404)

02/03/2021	JPMorgan Chase	USD	553,174	EUR	467,703	(18,668)

02/03/2021	JPMorgan Chase	USD	736,760	EUR	622,923	(24,864)

02/03/2021	JPMorgan Chase	USD	745,736	EUR	630,512	(25,166)

02/03/2021	JPMorgan Chase	USD	796,585	EUR	673,505	(26,882)

02/03/2021	JPMorgan Chase	USD	516,072	GBP	393,960	(22,808)

02/03/2021	JPMorgan Chase	USD	376,029	JPY	38,957,271	(1,420)

02/03/2021	JPMorgan Chase	USD	419,308	JPY	43,441,045	(1,584)

02/03/2021	JPMorgan Chase	USD	1,130,474	JPY	117,119,139	(4,270)

Subtotal JPMorgan Chase						(157,501)

Subtotal - Open forward currency contracts with unrealized depreciation						$(350,540)

Net unrealized appreciation (depreciation) on forward currency contracts						$(241,494)

(a)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(b)Non-income producing.

(c)The rate presented is the 7-day current yield as of December 31, 2020.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

30	SLOW AND STEADY WINS THE RACE

Notes to the schedules of investments	12/31/20 (UNAUDITED)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2020.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2020, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,008,851,570	$1,175,607,164	$53,229,468

Level 2	—	—	—

Level 3	—	—	—

Total Investments	$2,008,851,570	$1,175,607,164	$53,229,468

ARIELINVESTMENTS.COM	31

Notes to the schedules of investments	12/31/20 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks

Communication services	$64,039,093	$110,835,254	$—	$174,874,347

Consumer discretionary	33,464,660	42,806,136	—	76,270,796

Consumer staples	77,177,496	22,940,341	—	100,117,837

Energy	6,011,741	—	—	6,011,741

Financials	16,287,526	56,767,465	—	73,054,991

Health care	37,508,561	71,095,857	—	108,604,418

Industrials	8,175,089	10,092,339	—	18,267,428

Information technology	12,048,171	7,517,021	—	19,565,192

Real estate	—	5,224,114	—	5,224,114

Utilities	43,074,344	34,309,366	—	77,383,710

Total common stocks	$297,786,681	$361,587,893	$—	$659,374,574

Investment companies	8,617,619	—	—	8,617,619

Short-term investments	49,288,335	—	—	49,288,335

Total investments	$355,692,635	$361,587,893	$—	$717,280,528

Other financial instruments

Forward currency contracts ^	$—	$3,987,780	$—	$3,987,780

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks

Communication Services	$19,872,916	$8,125,545	$—	$27,998,461

Consumer Discretionary	7,271,619	3,916,360	—	11,187,979

Consumer staples	8,836,462	4,168,827	—	13,005,289

Financials	8,699,583	6,192,957	—	14,892,540

Health care	20,180,778	10,648,277	—	30,829,055

Industrials	555,650	313,656	—	869,306

Information technology	19,554,313	1,432,667	—	20,986,980

Real estate	1,261,236	205,600	—	1,466,836

Utilities	3,990,035	1,698,001	—	5,688,036

Total common stocks	$90,222,592	$36,701,890	$—	$126,924,482

Short-term investments	10,209,445	—	—	10,209,445

Total investments	$100,432,037	$36,701,890	$—	$137,133,927

Other financial instruments

Forward currency contracts ^	$—	$(241,494)	$—	$(241,494)

*	As of December 31, 2020, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay

32	SLOW AND STEADY WINS THE RACE

Notes to the schedules of investments	12/31/20 (UNAUDITED)

gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2020, with securities that are or were affiliated companies:

	Share activity				Three months ended December 31, 2020

Security name	Balance September 30, 2020	Purchases	Sales	Balance December 31, 2020	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

U.S. Silica Holdings, Inc. (Basic materials)	5,477,884	—	357,300	5,120,584	$35,946,500	$—	$(5,481,164)	$27,549,946	1.8%

ARIELINVESTMENTS.COM	33

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

INDEPENDENT TRUSTEES:

William C. Dietrich Age: 71	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 69	Trustee, Member of Management Contracts and Governance Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee since 2020	Partner, Covington & Burling since 2015; U.S. Attorney General, 2009 to 2015

Christopher G. Kennedy Age: 57	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected Trustee since 1994; Member of Management Contracts Committee and Governance Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chair, Top Box Foods since 2012	Interface Inc.; Knoll, Inc.

Kim Y. Lew Age: 54	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2016

William M. Lewis, Jr. Age: 64	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2007; Member of Management Contracts Committee since 2007; Governance Committee Chair since 2019 (member since 2018)	Managing Director and Co-Chair of Investment Banking, Lazard Ltd. since 2004

Stephen C. Mills Age: 61	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Management Contracts Committee since 2015; Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 73	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 98 SEI Mutual Fund portfolios)

INTERESTED TRUSTEES:

Mellody L. Hobson Age: 51	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 62	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; The New York Times Company

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505. The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

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Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships

Mareilé B. Cusack Age: 62	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008; Secretary, Ariel Investments, LLC, since 2007

Wendy D. Fox Age: 58	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017

James R. Rooney Age: 62	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all Officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM	35

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

36	SLOW AND STEADY WINS THE RACE

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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What’s inside

•

Battle-Tested Co-CEOs John W. Rogers, Jr. and Mellody Hobson reflect on their first quarter forecast, which came to fruition as several bear market buys swiftly rebounded, while others remain poised for recovery.

•

Withstanding the Tide Rupal Bhansali, Chief Investment Officer of International and Global Equities, explains why she expects the bargains we hold today to deliver strong returns over a full market cycle, as the global economy recovers.

•	Time for a Turnaround After 40 years of declining inflation and interest rates, Vice Chairman Charlie Bobrinskoy is prepared for a historic and sharp upswing—boosting value stocks and wounding growth.

•	Company Spotlights Original thinking from our research team on Core Laboratories, Mattel and Walgreens Boots Alliance.

Slow and steady wins the race.	TPI (75,000) ©02/21 AI–04